CRAWFORD DIVIDEND YIELD FUND

Supplement to the Prospectus

And

Statement of Additional Information

dated

April 30, 2018

Supplement dated May 21, 2018

Based upon a recommendation by the investment advisor to the Crawford Dividend Yield Fund (the “Fund”), the Board of Trustees has determined to close and liquidate the Fund. The investment advisor’s recommendation was based on its conclusion that the liquidation of the Fund is in the best interests of the shareholders. In connection with this, the Board of Trustees has adopted a plan of liquidation. Please note the Fund will be liquidating its assets at the close of business on June 27, 2018. You are welcome, however, to redeem your shares before that date.

As of the date of this supplement, the Fund will cease accepting purchase order from new or existing investors. In addition, to prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers will likely increase the Fund’s assets that are held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund is no longer pursuing its investment objectives. The Fund anticipates making a distribution of any income and/or capital gains of the Fund in connection with its liquidation.

Shareholders may redeem Fund shares at any time prior to this closing date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to June 27, 2018 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated April 30, 2018 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 431-1716 or visiting www.crawfordinvestmentfunds.com.